CAPITAL GROWTH PORTFOLIO
                           EMERGING GROWTH PORTFOLIO
                         GLOBAL FIXED INCOME PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                               POWER OF ATTORNEY

            The undersigned hereby constitutes and appoints Fergus Reid, III, Lee Schultheis, Thomas M. Lenz and Andres E. Saldana and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Capital Growth Portfolio, Emerging Growth Portfolio, Global Fixed Income Portfolio, Growth and Income Portfolio or International Equity Portfolio (the "Trusts") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of August, 1996.



                                                      /s/ H. Richard Vartabedian
                                                      --------------------------
                                                      H. Richard Vartabedian

                            CAPITAL GROWTH PORTFOLIO
                           EMERGING GROWTH PORTFOLIO
                         GLOBAL FIXED INCOME PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                               POWER OF ATTORNEY

            The undersigned hereby constitutes and appoints Fergus Reid, III, H. Richard Vartabedian, Lee Schultheis, Thomas M. Lenz and Andres E. Saldana and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Capital Growth Portfolio, Emerging Growth Portfolio, Global Fixed Income Portfolio, Growth and Income Portfolio or International Equity Portfolio (the "Trusts") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of August, 1996.


                                                        /s/ William J. Armstrong
                                                        ------------------------
                                                        William J. Armstrong

                            CAPITAL GROWTH PORTFOLIO
                           EMERGING GROWTH PORTFOLIO
                         GLOBAL FIXED INCOME PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                               POWER OF ATTORNEY

            The undersigned hereby constitutes and appoints Fergus Reid, III, H. Richard Vartabedian, Lee Schultheis, Thomas M. Lenz and Andres E. Saldana and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Capital Growth Portfolio, Emerging Growth Portfolio, Global Fixed Income Portfolio, Growth and Income Portfolio or International Equity Portfolio (the "Trusts") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of August, 1996.


                                                        /s/ John R.H. Blum
                                                        ------------------------
                                                        John R.H. Blum

                            CAPITAL GROWTH PORTFOLIO
                           EMERGING GROWTH PORTFOLIO
                         GLOBAL FIXED INCOME PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                               POWER OF ATTORNEY

            The undersigned hereby constitutes and appoints Fergus Reid, III, H. Richard Vartabedian, Lee Schultheis, Thomas M. Lenz and Andres E. Saldana and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Capital Growth Portfolio, Emerging Growth Portfolio, Global Fixed Income Portfolio, Growth and Income Portfolio or International Equity Portfolio (the "Trusts") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of August, 1996.


                                                       /s/ Stuart W. Cragin, Jr.
                                                       -------------------------
                                                       Stuart W. Cragin, Jr.

                            CAPITAL GROWTH PORTFOLIO
                           EMERGING GROWTH PORTFOLIO
                         GLOBAL FIXED INCOME PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                               POWER OF ATTORNEY

            The undersigned hereby constitutes and appoints Fergus Reid, III, H. Richard Vartabedian, Lee Schultheis, Thomas M. Lenz and Andres E. Saldana and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Capital Growth Portfolio, Emerging Growth Portfolio, Global Fixed Income Portfolio, Growth and Income Portfolio or International Equity Portfolio (the "Trusts") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of August, 1996.


                                                       /s/ Joseph J. Harkins
                                                       -------------------------
                                                       Joseph J. Harkins

                            CAPITAL GROWTH PORTFOLIO
                           EMERGING GROWTH PORTFOLIO
                         GLOBAL FIXED INCOME PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                               POWER OF ATTORNEY

            The undersigned hereby constitutes and appoints Fergus Reid, III, H. Richard Vartabedian, Lee Schultheis, Thomas M. Lenz and Andres E. Saldana and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Capital Growth Portfolio, Emerging Growth Portfolio, Global Fixed Income Portfolio, Growth and Income Portfolio or International Equity Portfolio (the "Trusts") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of August, 1996.


                                                       /s/ Richard E. Ten Haken
                                                       -------------------------
                                                       Richard E. Ten Haken

                            CAPITAL GROWTH PORTFOLIO
                           EMERGING GROWTH PORTFOLIO
                         GLOBAL FIXED INCOME PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                               POWER OF ATTORNEY

            The undersigned hereby constitutes and appoints Fergus Reid, III, H. Richard Vartabedian, Lee Schultheis, Thomas M. Lenz and Andres E. Saldana and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Capital Growth Portfolio, Emerging Growth Portfolio, Global Fixed Income Portfolio, Growth and Income Portfolio or International Equity Portfolio (the "Trusts") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of August, 1996.


                                                       /s/ Irving L. Thode
                                                       -------------------------
                                                       Irving L. Thode

                            CAPITAL GROWTH PORTFOLIO
                           EMERGING GROWTH PORTFOLIO
                         GLOBAL FIXED INCOME PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                               POWER OF ATTORNEY

            The undersigned hereby constitutes and appoints Fergus Reid, III, H. Richard Vartabedian, Lee Schultheis, Thomas M. Lenz and Andres E. Saldana and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Capital Growth Portfolio, Emerging Growth Portfolio, Global Fixed Income Portfolio, Growth and Income Portfolio or International Equity Portfolio (the "Trusts") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of August, 1996.


                                                       /s/ W. Perry Neff
                                                       -------------------------
                                                       W. Perry Neff

                            CAPITAL GROWTH PORTFOLIO
                           EMERGING GROWTH PORTFOLIO
                         GLOBAL FIXED INCOME PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                               POWER OF ATTORNEY

            The undersigned hereby constitutes and appoints Fergus Reid, III, H. Richard Vartabedian, Lee Schultheis, Thomas M. Lenz and Andres E. Saldana and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Capital Growth Portfolio, Emerging Growth Portfolio, Global Fixed Income Portfolio, Growth and Income Portfolio or International Equity Portfolio (the "Trusts") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of August, 1996.


                                                       /s/ Roland R. Eppley, Jr.
                                                       -------------------------
                                                       Roland R. Eppley, Jr.

                            CAPITAL GROWTH PORTFOLIO
                           EMERGING GROWTH PORTFOLIO
                         GLOBAL FIXED INCOME PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                               POWER OF ATTORNEY

            The undersigned hereby constitutes and appoints Fergus Reid, III, H. Richard Vartabedian, Lee Schultheis, Thomas M. Lenz and Andres E. Saldana and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Capital Growth Portfolio, Emerging Growth Portfolio, Global Fixed Income Portfolio, Growth and Income Portfolio or International Equity Portfolio (the "Trusts") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of August, 1996.


                                                       /s/ W.D. MacCallan
                                                       -------------------------
                                                       W.D. McCallan

                            CAPITAL GROWTH PORTFOLIO
                           EMERGING GROWTH PORTFOLIO
                         GLOBAL FIXED INCOME PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                               POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints H. Richard Vartabedian, Lee Schultheis, Thomas M. Lenz and Andres E. Saldana and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Capital Growth Portfolio, Emerging Growth Portfolio, Global Fixed Income Portfolio, Growth and Income Portfolio or International Equity Portfolio (the "Trusts") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of August, 1996.



                                                      /s/ Fergus Reid, III
                                                      --------------------------
                                                      Fergus Reid, III